[Scudder Investments logo]

Scudder Small Cap Value Fund

Classes A, B, C and I

Annual Report

November 30, 2001

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Shareholder Meeting Results

<Click Here> Officers and Directors

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

Scudder Small Cap Value Fund	Nasdaq Symbol	CUSIP Number
Class A	KDSAX	81123U-303
Class B	KDSBX	81123U-873
Class C	KDSCX	81123U-865

Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $325 billion in assets for individuals, corporate clients, retirement and pension plans, and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary November 30, 2001

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Small Cap Value Fund	1-Year	3-Year	5-Year	Life of Class**
Class A	19.41%	3.42%	2.30%	10.31%
Class B	18.48%	2.61%	1.44%	9.31%(a)
Class C	18.48%	2.72%	1.53%	9.39%(a)
Russell 2000 Value Index+	18.99%	10.27%	10.60%	13.69%
Russell 2000 Index++	4.82%	6.42%	6.79%	10.86%

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

Net Asset Value Information
	Class A	Class B	Class C
Net Asset Value: 11/30/01	$ 19.69	$ 18.72	$ 18.85
11/30/00	$ 16.49	$ 15.80	$ 15.91

Class A Lipper Rankings* - Small-Cap Value Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	150	of	278	54
3-Year	200	of	207	97
5-Year	102	of	107	95

Rankings are historical and do not guarantee future results.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(b)* (Adjusted for Sales Charge)
-- Scudder Small Cap Value Fund - Class A -- Russell 2000 Value Index+ - - Russell 2000 Index++

Yearly periods ended November 30

Comparative Results (Adjusted for Sales Charge)*
Scudder Small Cap Value Fund		1-Year	3-Year	5-Year	Life of Fund**
Class A(c)	Growth of $10,000	$11,254	$10,426	$10,562	$23,993
	Average annual total return	12.54%	1.40%	1.10%	9.62%
Class B(c)	Growth of $10,000	$11,548	$10,602	$10,639	$23,342(a)
	Average annual total return	15.48%	1.97%	1.25%	9.31%(a)
Class C(c)	Growth of $10,000	$11,848	$10,840	$10,790	$23,506(a)
	Average annual total return	18.48%	2.72%	1.53%	9.39%(a)
Russell 2000 Value Index+	Growth of $10,000	$11,899	$13,408	$16,548	$33,840
	Average annual total return	18.99%	10.27%	10.60%	13.69%
Russell 2000 Index++	Growth of $10,000	$10,482	$12,053	$13,891	$26,632
	Average annual total return	4.82%	6.42%	6.79%	10.86%

The growth of $10,000 is cumulative.

* Lipper, Inc. rankings are based on net asset value and do not include the effect of sales charges. If sales charges had been included, results might have been less favorable. Returns and rankings during the life of class periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower. Rankings are for Class A shares; rankings for share classes may vary.
** The Fund commenced operations on May 22, 1992. Index comparisons begin May 31, 1992.
(a) Returns shown for Class B and C shares for the periods prior to their inception date on September 11, 1995 are derived from the historical performance of Class A shares of the Scudder Small Cap Value Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
(b) The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425.
(c) Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
++ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small U.S. stocks.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Investments in mutual funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Economic Outlook: Recession, Then Recovery

Dear Shareholder:

On the morning of September 11, economic conditions were uncertain at best, but the terrorist attacks in the United States on the World Trade Center and the Pentagon sent the economy into a deeper downturn. It is now official - the United States is in recession. The good news is that U.S. policymakers are moving aggressively to provide fiscal and monetary stimulus to keep the downturn contained.

U.S. consumers had too much debt and were trying to rein in their spending when the terrorist attacks sapped their confidence. During September they virtually stopped shopping, but in October they were lured back into the malls and auto showrooms by great bargains. However, with layoffs on the rise, we expect even that bounce-back to fade. What spending there is will likely be concentrated on necessities such as groceries, visits to the doctor and tuition. We don't expect total consumption to get back to this last summer's level before the end of 2002. As their customers retrench, business executives will likely do the same. They have already cut capital spending, and will review outlays for the coming months. As a result, we expect the economy to continue its decline until early next spring.

Despite America's current malaise, the rest of the world is still looking to us to spark global growth. Japan remains in recession, and output is slipping in the largest European countries. But policymakers elsewhere may finally be getting the message that world growth is at risk. The European Central Bank recently surprised markets with a rate cut of half a percentage point, and Japan's government has vowed to get serious about reform. These moves, while welcome, will take time to bear fruit.

Before stuffing money under the mattress, investors can take heart that U.S. policymakers have been quick to act to bolster the world's largest economy. At the exact moment when the private sector is cutting back, the government is stepping up with huge new outlays. What's good about these outlays is that they aren't new programs that will last forever, and the economy will reap the benefits quickly. This stimulus may not prevent two or three quarters of negative growth, but it should shorten the correction process.

Economic Guideposts Data as of 11/30/01
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Sources: Bloomberg Business News, Zurich Scudder Investments, Inc.

Recessions are never welcome, but they force people and businesses to reduce the excesses built up in a boom. As despicable as the terrorist attacks were, individuals and businesses are likely to react by aggressively correcting excesses that have built up over the past several years. That will hurt now but will brighten the medium- to long-term outlook.

We believe Americans will quickly put their houses in order, and by the end of 2002, the stage should be set for another expansion. Because the markets are forward looking, financial asset prices here and abroad may begin to anticipate stronger growth well before then - an important point for investors to keep in mind as they evaluate their holdings.

Zurich Scudder Investments, Inc.
Economics Group

December 1, 2001

The sources, opinions and forecasts expressed are those of the economic advisors of Zurich Scudder Investments, Inc. as of December 1, 2001, and may not actually come to pass.

Portfolio Management Review

Scudder Small Cap Value Fund: A Team Approach to Investing

[Portfolio Manager(s) Photograph(s)]

Scudder Small Cap Value Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead Portfolio Manager Robert D. Tymoczko joined the Advisor in 1997 as a quantitative research analyst. Mr. Tymoczko joined the fund team in 2001 and assumed responsibility for the fund's day-to-day management and overall investment strategies. Mr. Tymoczko began his investment career in 1992.

Portfolio Manager Stephen Marsh joined the Advisor in 1997 and the fund team in 2001. Mr. Marsh began his investment career in 1980.

Portfolio Manager Dagmar Nikles joined the Advisor in 1998 and the fund team in 2001. Ms. Nikles began her investment career in 1996.

In the following interview, Co-lead Portfolio Managers Robert Tymoczko and Stephen Marsh and Portfolio Manager Dagmar Nikles discuss the fund's market environment and strategy for its most recent fiscal year ended November 30, 2001.

Q: How did Scudder Small Cap Value Fund perform over its most recent fiscal year?

A: The fund performed well during a volatile and difficult period for stocks. Over the 12-month period ended November 30, 2001, Class A shares (unadjusted for sales charge) of the fund posted a 19.41 percent return, outpacing the 18.99 percent return of its benchmark, the Russell 2000 Value Index. The return of the Russell 2000 Index during the same period was 4.82 percent. The fund also outpaced the 18.60 percent return of similar funds as measured by Lipper, Inc.

Q: Please describe the fund's market environment over the 12-month period.

A: During the last 12 months through the end of November, we witnessed a great disparity between growth and value stocks in both the large- and small-cap realms. Overall, value stocks outperformed growth stocks by 28.31 percent (Russell 2000 Value Index return of 18.99 percent compared with the Russell 2000 Growth Index return of -9.32 percent) during the 12 months ended November 30. And small company value has been the best-performing U.S. equity asset class.

Going back to 1998 and 1999 the markets were quite speculative, and growth dominated value. But at the start of the most recent reporting period for the fund, we saw a reversion of that. Many of the excesses in growth stocks were unwound, and value stocks rebounded strongly. During the past 12 months there was also a great deal of volatility. This came in the form of two "bear-market rallies" in which growth stocks jumped ahead of value stocks for a two- to three-month period. The first such rally came in April and May, and the second began in November. These two rallies in growth stocks occurred against a backdrop of deteriorating corporate profits and a worsening U.S. economy.

Q: What are some of the fundamental characteristics of the fund that distinguish it from its benchmark?

A: As part of our investment approach, we seek to maintain the fund's price/earnings ratio (a key measure of valuation) at a level significantly lower than that of its benchmark, the Russell 2000 Value Index. And the average monthly p/e ratio for the portfolio over the period was 13.88 (i.e., 13.88 times earnings), compared with 16.76 for the benchmark. In addition, the fund's level of market capitalization was substantially below the benchmark; the monthly size of companies held in the portfolio was $737 million, versus $1.04 billion for the benchmark. Last, the realized earnings growth rate on average for the last 12 months for companies the fund held was 17.34 percent for the fund, versus 10.99 percent for the benchmark. In summary, the fund displayed more attractive valuation at a higher earnings growth rate and a lower market capitalization. These are three defining characteristics of the portfolio.

How the fund is managed

Investment Discipline

The fund's portfolio managers rely on a proprietary, quantitative screening process to identify attractively valued stocks with above-average capital appreciation potential from the fund's investment universe of approximately 2,000 small U.S. companies. Four primary factors are considered: valuation, trends in sales and earnings, price momentum and risk. Valuation helps the fund's managers measure how inexpensive a security is relative to the overall small-cap universe. Sales and earnings trends suggest whether the company's fundamentals are stable, improving or deteriorating. Price momentum provides an indicator of how the market is responding to these fundamentals. Risk measures are used to help management understand the degree of financial uncertainty for a given company. Each stock is then ranked based on its relative attractiveness.

Portfolio Construction

First, management builds a diversified portfolio of attractively rated companies. To minimize individual security risk and provide trading flexibility, 200 or more securities are held in the portfolio. On an ongoing basis, a proprietary portfolio optimization program is used to determine which securities should be replaced due to diminishing return prospects. The process allows the fund's managers to keep the portfolio focused on attractively rated companies, while managing overall portfolio risk and turnover.

Q: In terms of stock selection and sector weightings, what helped and hurt performance over the period?

A: The three best-performing sectors during the period were consumer discretionary, financials and health care. The portfolio was helped by an overweight in health care and was hurt by an underweight in financials. In addition, the fund's stock selection in the health care and basic industry sectors helped performance, while stock selection in the technology sector detracted from performance.

Q: What is your outlook for the stock market and for the fund?

A: In our view, over the last two months the equity markets have gotten ahead of the fundamentals, especially if you're talking about growth stocks, and in particular technology stocks. It's been an exceptionally narrow market, with a handful of stocks driving the markets higher. Valuations of most of the U.S. equity markets are at historic levels, despite a steep decline in the overall profitability of U.S. corporations. Federal Reserve interest rate cuts and fiscal stimulus have been largely ineffective to date. Consumer and corporate debt are at record levels, while demand and consumer confidence remain weak. Layoffs continue to mount. Against this backdrop of poor economic growth, we've seen the stock market over the last two months rally substantially. Again, we are cautious about where the market goes from here, because in our view this represents a standard bear market rally.

No matter what direction the stock market takes from here, we believe the small-cap value asset class will hold up well compared with other classes of U.S. stocks. Despite the significant outperformance of this sector of the market during the past 12 months, small-cap value stocks currently possess the most attractive relative valuations and the strongest fundamental characteristics. We believe that Scudder Small Cap Value Fund is well positioned to benefit investors with a time horizon of five years or longer. The fund remains an attractive vehicle for investors seeking long-term growth of capital.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Summary November 30, 2001

Asset Allocation	11/30/01	11/30/00

Common Stocks	99%	99%
Cash Equivalents	1%	1%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	11/30/01	11/30/00

Financial	29%	16%
Consumer Discretionary	12%	9%
Technology	8%	14%
Manufacturing	8%	10%
Consumer Staples	6%	7%
Utilities	6%	4%
Service Industries	6%	5%
Construction	5%	5%
Durables	5%	6%
Other	15%	24%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at November 30, 2001* (8.2% of Portfolio)
1. Fortress Investment Corp. Operator of real estate investment business	1.3%
2. Performance Food Group Co. Distributor of food	0.8%
3. York International Corp. Manufacturer of heating, ventilation, air conditioning and refrigeration products	0.8%
4. AmerUS Group, Inc. Provider of individual life insurance and annuity products	0.8%
5. Silicon Valley Bancshares Holder for commercial bank	0.8%
6. Corn Products International, Inc. Producer of sweeteners and starches	0.8%
7. Cabot Industrial Trust Operator of real estate investment trust	0.8%
8. Michaels Stores, Inc. Operator of specialty stores featuring home decoration and arts and crafts	0.7%
9. Highwood Properties, Inc. Manager and leaser of suburban offices	0.7%
10. ArvinMeritor, Inc. Provider of global transportation	0.7%

* Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of November 30, 2001

	Shares	Value ($)
Common Stocks 99.3%
Communications 2.0%
Telephone/Communications
Commonwealth Telephone Enterprises, Inc.*	18,300	839,238
CT Communications, Inc.	77,000	1,268,190
General Communication, Inc. "A"*	117,900	1,169,568
Hickory Tech Corp.	41,300	678,559
Illuminet Holdings, Inc.*	38,000	1,320,880
Lightbridge, Inc.*	35,006	447,027
North Pittsburgh Systems, Inc.	94,300	1,586,126
Terayon Communication Systems, Inc.*	26,500	319,590
		7,629,178
Construction 5.0%
Building Materials 0.8%
Ameron International Corp.	8,000	530,800
Florida Rock Industries, Inc.	48,600	1,494,450
Pope & Talbot, Inc.	70,000	929,600
		2,954,850
Building Products 1.8%
Dal-Tile International, Inc.*	65,000	1,397,500
Emcor Group, Inc.*	53,300	2,422,485
Genlyte Group, Inc.*	64,200	1,797,600
Nortek, Inc.*	27,000	565,650
Pitt-Des Moines, Inc.	18,600	595,200
		6,778,435
Forest Products 0.5%
Louisiana-Pacific Corp.	62,300	478,464
Rayonier, Inc.	23,400	1,070,082
Universal Forest Products, Inc.	36,300	642,147
		2,190,693
Homebuilding 1.9%
Beazer Homes USA, Inc.*	8,400	562,800
MDC Holdings, Inc.	24,420	873,992
Pulte Homes, Inc.	54,355	2,133,434
Ryland Group, Inc.	22,500	1,351,125
Standard Pacific Corp.	39,300	833,160
Toll Brothers, Inc.*	43,100	1,562,375
		7,316,886
Consumer Discretionary 12.3%
Apparel & Shoes 1.6%
Chico's FAS, Inc.*	21,700	688,107
Genesco, Inc.*	46,000	883,200
K-Swiss, Inc. "A"	33,900	1,089,546
Phillips-Van Heusen Corp.	87,400	961,400
Stride Rite Corp.	166,700	1,108,555
The Buckle, Inc.*	62,700	1,254,000
		5,984,808
Department & Chain Stores 3.2%
Burlington Coat Factory Warehouse Corp.	44,800	748,160
Casey's General Stores, Inc.	50,000	695,000
Cato Corp. "A"	91,000	1,682,590
Charming Shoppes, Inc.	255,500	1,262,170
Deb Shops, Inc.	84,400	2,081,304
Dillard's, Inc.	161,100	2,666,205
Dress Barn, Inc.*	51,500	1,181,410
Longs Drug Stores Corp.	64,200	1,470,822
ShopKo Stores, Inc.	67,900	632,828
		12,420,489
Home Furnishings 0.4%
American Woodmark Corp.	30,200	1,336,350
Haverty Furniture Co., Inc.	27,200	414,800
		1,751,150
Hotels & Casinos 0.4%
Alliance Gaming Corp.*	27,600	727,536
Boykin Lodging Co. (REIT)	36,400	269,360
Pinnacle Entertainment, Inc.*	59,100	411,927
		1,408,823
Recreational Products 1.1%
4Kids Entertainment, Inc.*	43,700	887,984
Handleman Co.*	77,100	1,060,896
Winnebago Industries, Inc.	29,400	990,780
WMS Industries, Inc.*	53,700	1,109,442
		4,049,102
Restaurants 2.1%
CBRL Group, Inc.	82,500	2,130,975
CEC Entertainment, Inc.*	600	22,320
Landry's Restaurants, Inc.	29,700	583,605
O'Charley's, Inc.*	93,100	1,788,451
Ruby Tuesday, Inc.	78,500	1,530,750
Ryan's Family Steak Houses, Inc.*	96,500	1,920,350
		7,976,451
Specialty Retail 3.5%
Circuit City Stores, Inc.*	23,600	470,820
Fossil, Inc.*	79,000	1,718,250
Friedman's, Inc. "A"	123,200	1,113,728
Jakks Pacific, Inc.*	78,100	1,951,719
Michaels Stores, Inc.*	94,200	2,830,710
Sonic Automotive, Inc.*	34,000	674,900
Spiegel, Inc. "A"	209,400	948,582
The Topps Co., Inc.*	205,900	2,419,325
Trans World Entertainment Corp.*	175,200	1,413,864
		13,541,898
Consumer Staples 6.4%
Alcohol & Tobacco 0.8%
Schweitzer-Mauduit International, Inc.	66,600	1,438,560
Standard Commercial Corp.	11,700	229,320
Universal Corp.	41,400	1,516,896
		3,184,776
Consumer Electronic & Photographic 0.9%
Applica, Inc.	55,400	440,430
York International Corp.	86,300	3,149,948
		3,590,378
Consumer Specialties 0.2%
Russ Berrie & Co., Inc.	19,500	576,225
Food & Beverage 4.2%
Corn Products International, Inc.	91,400	2,975,070
Great Atlantic & Pacific Tea Co., Inc.	35,300	845,435
International Multifoods Corp.	22,700	518,014
J & J Snack Foods Corp.*	81,300	1,945,509
Jack in the Box, Inc.*	52,300	1,353,524
Lance, Inc.	148,700	2,169,533
Pathmark Stores, Inc.*	38,500	931,700
Performance Food Group Co.	94,000	3,196,000
Pilgrim's Pride Corp.	135,700	1,920,155
Spartan Stores, Inc.*	17,700	228,861
		16,083,801
Package Goods/Cosmetics 0.0%
Chattem, Inc.*	9,178	135,834
Textiles 0.3%
Nautica Enterprises, Inc.*	92,400	1,201,200
Durables 4.6%
Aerospace 1.2%
Aeroflex, Inc.*	28,350	459,554
Alliant Techsystems, Inc.*	27,775	2,188,670
GenCorp, Inc.	96,100	1,225,275
Kaman Corp. "A"	54,800	801,176
		4,674,675
Automobiles 1.3%
Borg-Warner Automotive, Inc.	60,500	2,783,000
Dura Automotive Systems, Inc.*	88,400	784,108
Oshkosh Truck Corp. "B"	36,200	1,545,740
		5,112,848
Construction/Agricultural Equipment 0.6%
Stewart & Stevenson Services, Inc.	50,000	892,500
Terex Corp.*	77,800	1,434,632
		2,327,132
Leasing Companies 1.1%
Aaron Rents, Inc.	23,800	376,040
Dollar Thrifty Automotive Group, Inc.*	129,200	1,737,740
IKON Office Solutions, Inc.	197,400	2,116,128
Rent-Way, Inc.*	21,800	136,250
		4,366,158
Telecommunications Equipment 0.4%
Andrew Corp.*	66,000	1,386,660
Energy 2.8%
Oil & Gas Production 1.9%
Cabot Oil & Gas Corp. "A"	38,100	841,629
Comstock Resources, Inc.*	79,500	525,495
Frontier Oil Corp.	41,200	662,084
Houston Exploration Co.*	29,700	904,365
Key Production Co., Inc.*	58,300	915,310
Patina Oil & Gas Corp.	47,800	1,306,852
Penn Virginia Corp.	37,700	1,185,665
Swift Energy Co.*	15,300	279,837
The Montana Power Co.	135,800	647,766
		7,269,003
Oil Companies 0.8%
Giant Industries, Inc.	214,600	1,892,772
Stone Energy, Corp.*	19,114	681,414
The Laclede Group, Inc.	26,600	630,420
		3,204,606
Oilfield Services/Equipment 0.1%
Seitel, Inc.*	33,900	397,986
Financial 29.0%
Banks 11.4%
BankAtlantic Bancorp, Inc. "A"	188,500	1,508,000
Banner Corp.	86,350	1,410,096
BOK Financial Corp.*	22,000	695,200
Coastal Bancorp, Inc.	24,100	689,260
Corus Bankshares, Inc.	17,400	729,060
Dime Community Bancshares	79,200	1,988,712
Downey Financial Corp.	55,400	1,983,320
First Citizens BancShares, Inc. "A"	13,400	1,241,108
First Federal Capital Corp.	109,300	1,624,198
First Federal Financial Corp.*	71,300	1,707,635
First Financial Holdings, Inc.	17,600	418,880
First Indiana Corp.	42,200	1,044,872
First Republic Bank*	72,700	1,576,136
First Sentinel Bancorp, Inc.	30,500	373,015
First Source Corp.	12,560	260,620
Firstbank Corp.	8,300	242,775
Flagstar Bancorp, Inc.	34,300	753,914
GBC Bancorp	61,000	1,650,660
Hancock Holding Co.	6,000	251,820
Harbor Florida Bancshares, Inc.	36,300	593,505
IBERIABANK Corp.	2,200	59,840
Independence Community Bank Corp.	41,100	974,481
Independent Bank Corp.	15,800	322,320
International Bancshares Corp.	7,175	268,345
Irwin Financial Corp.	117,000	1,936,350
MAF Bancorp, Inc.	75,600	2,194,668
OceanFirst Financial Corp.	16,100	393,323
PFF Bancorp, Inc.	71,700	1,930,164
Provident Bankshares Corp.	104,300	2,411,416
Quaker City Bancorp, Inc.*	6,500	189,150
R & G Financial Corp. "B"	57,150	1,000,125
Republic Bancorp, Inc.	83,490	1,132,959
Sandy Spring Bancorp, Inc.	23,800	979,370
Silicon Valley Bancshares*	118,500	2,989,755
St. Francis Capital Corp.	62,200	1,405,720
Staten Island Bancorp, Inc.	83,000	1,228,400
Texas Regional Bancshares, Inc.	11,600	432,564
The Trust Co. of New Jersey	11,800	279,660
W Holding Company, Inc.	38,000	587,480
Waypoint Financial Corp.	33,400	488,308
Westcorp, Inc.	53,200	941,640
Wintrust Financial Corp.	21,400	654,626
WSFS Financial Corp.	14,800	260,924
		43,804,374
Insurance 6.1%
Alfa Corp.	70,200	1,530,360
American Physicians Capital, Inc.*	29,700	585,981
AmerUS Group, Inc.	87,600	3,047,604
Commerce Group, Inc.	28,700	1,080,555
First American Financial Co.	146,400	2,613,240
Harleysville Group, Inc.	42,900	1,039,467
National Western Life Insurance Co.*	10,700	1,180,210
Philadelphia Consolidated Holding Corp.*	55,700	1,928,947
PMA Capital Corp.	77,900	1,445,045
RLI Corp.	47,000	1,832,530
Selective Insurance Group, Inc.	95,600	2,219,832
State Auto Financial Corp.	27,500	443,575
Stewart Information Services Corp.	86,400	1,753,056
The Midland Co.	12,400	501,580
UICI*	51,000	729,300
White Mountains Insurance Group, Inc.	5,100	1,723,800
		23,655,082
Other Financial Companies 0.3%
NCO Group, Inc.*	25,200	437,724
UMB Financial Corp.	16,100	678,293
		1,116,017
Real Estate 11.2%
Annaly Mortgage Management, Inc. (REIT)	84,900	1,193,694
Cabot Industrial Trust	120,200	2,879,992
CBL & Associates Properties, Inc.	53,100	1,655,127
Commercial Net Lease Realty (REIT)	34,100	457,622
Developers Diversified Realty Corp.	90,000	1,705,500
Equity Inns, Inc. (REIT)	48,400	349,932
Fortress Investment Corp. (b)	388,759	4,810,893
Glimcher Realty Trust (REIT)	70,800	1,308,384
Health Care REIT, Inc. (REIT)	86,800	2,167,396
Healthcare Realty Trust, Inc.	101,700	2,745,900
Highwoods Properties, Inc. (REIT)	111,200	2,824,480
HRPT Properties Trust (REIT)	319,500	2,690,190
IndyMac Bancorp, Inc.	46,300	1,050,547
IRT Property Co. (REIT)	28,800	313,920
Kramont Realty Trust	48,000	644,160
Lexington Corporate Properties Trust	129,300	1,927,863
LNR Property Corp.	12,000	343,200
Meristar Hospitality Corp.	127,300	1,679,087
National Health Investors, Inc. (REIT)	144,200	1,863,064
Pan Pacific Retail Properties, Inc. (REIT)	52,700	1,406,563
Pennsylvania Real Estate Investment Trust (REIT)	71,400	1,624,350
Prentiss Properties Trust (REIT)	90,000	2,379,600
Prime Group Realty Trust (REIT)	139,400	1,392,606
SL Green Realty Corp. (REIT)	45,700	1,384,710
Taubman Centers, Inc.	158,000	2,279,940
		43,078,720
Health 4.4%
Biotechnology 0.3%
Bio-Rad Laboratories, Inc. "A"*	19,700	1,243,070
Health Industry Services 1.6%
Accredo Health, Inc.*	21,300	787,248
Beverly Enterprises, Inc.*	56,300	512,330
DVI, Inc.*	31,800	540,918
Mid Atlantic Medical Services, Inc.*	56,500	1,146,385
RehabCare Group, Inc.*	19,700	523,035
Res-Care, Inc.*	33,400	292,250
Rightchoice Managed Care, Inc.*	6,300	438,795
Sybron Dental Specialties, Inc.*	21,200	407,040
Syncor International Corp.*	38,000	989,140
US Oncology, Inc.*	91,600	582,668
		6,219,809
Hospital Management 1.2%
Coventry Health Care, Inc.*	75,300	1,579,794
Province Healthcare Co.*	22,550	660,715
Triad Hospitals, Inc.*	81,335	2,257,046
		4,497,555
Medical Supply & Specialty 1.1%
Conmed Corp.*	111,300	1,997,835
Cooper Companies, Inc.	40,600	1,790,460
ResMed, Inc.*	10,600	620,100
		4,408,395
Pharmaceuticals 0.2%
Alpharma, Inc. "A"	12,000	287,760
SICOR, Inc.*	16,600	280,208
		567,968
Manufacturing 7.8%
Chemicals 0.2%
A. Schulman, Inc.	32,900	428,358
Arch Chemicals, Inc.	12,900	281,220
Octel Corp.*	2,200	35,750
		745,328
Containers & Paper 1.4%
Chesapeake Corp.	17,400	500,772
Glatfelter	87,200	1,276,608
Greif Brothers Corp. "A"	31,200	852,696
Ivex Packaging Corp.*	93,000	1,660,050
Owens-Illinois, Inc.*	115,900	952,698
Silgan Holdings, Inc.*	10,800	236,520
		5,479,344
Diversified Manufacturing 2.3%
Ball Corp.	33,900	2,322,828
Briggs & Stratton Corp.	47,000	1,815,140
Griffon Corp.*	104,170	1,463,589
JLG Industries, Inc.	53,800	513,790
Myers Industries, Inc.	142,275	1,764,210
NACCO Industries, Inc. "A"	9,400	524,520
SPS Technologies, Inc.*	13,600	446,080
		8,850,157
Electrical Products 0.3%
C&D Technologies, Inc.	35,100	723,060
Methode Electronics "A"	50,100	405,309
		1,128,369
Industrial Specialty 0.8%
A.O. Smith Corp.	29,800	532,824
Concord Camera Corp.*	93,800	440,860
FSI International, Inc.*	55,000	428,450
General Cable Corp.	36,700	440,400
II-VI, Inc.*	28,800	471,744
Spartech Corp.	8,900	172,660
UNOVA, Inc.*	117,500	567,525
		3,054,463
Machinery/Components/Controls 1.9%
American Axle & Manufacturing Holdings, Inc.*	78,000	1,517,100
Astec Industries, Inc.*	106,500	1,475,025
ESCO Technologies, Inc.*	22,600	674,610
Intermet Corp.	217,400	695,680
MKS Instruments, Inc.*	26,400	591,888
Penn Engineering & Manufacturing Corp.	44,000	711,040
Watts Industries, Inc. "A"	124,700	1,653,522
		7,318,865
Office Equipment/Supplies 0.6%
Checkpoint Systems, Inc.	59,800	632,086
United Stationers, Inc.*	53,400	1,555,542
		2,187,628
Specialty Chemicals 0.2%
Albemarle Corp.	45,000	1,002,150
Wholesale Distributors 0.1%
WESCO International, Inc.*	82,000	373,100
Media 0.4%
Advertising 0.1%
ADVO, Inc.*	8,100	309,420
Print Media 0.3%
Electronics for Imaging, Inc.*	51,300	1,125,522
Metals & Minerals 1.1%
Steel & Metals
AK Steel Holding Corp.	90,100	955,060
Gibraltar Steel Corp.	25,300	478,170
Quanex Corp.	76,100	2,052,417
Steel Dynamics, Inc.*	64,400	662,032
		4,147,679
Service Industries 5.9%
EDP Services 0.1%
Pomeroy Computer Resources, Inc.*	32,600	496,498
Environmental Services 1.0%
Harsco Corp.	59,200	1,976,096
URS Corp.*	85,000	2,006,000
		3,982,096
Investment 0.8%
Raymond James Financial, Inc.	34,900	1,127,270
Southwest Securities Group, Inc.	101,111	2,047,498
		3,174,768
Miscellaneous Commercial Services 2.4%
Arbitron, Inc.*	45,000	1,351,800
Dycom Industries, Inc.*	54,500	888,350
Encompass Services Corp.*	212,594	308,261
Insurance Auto Auctions, Inc.*	19,200	279,552
IT Group, Inc.*	94,200	103,620
Kelly Services, Inc. "A"	88,700	1,872,457
MCSi, Inc.*	34,300	711,725
Modis Professional Services, Inc.*	242,700	1,395,525
Syntel, Inc.*	32,900	378,350
Volt Information Sciences, Inc.*	51,600	656,868
Wilsons Leather Experts, Inc.*	88,300	1,034,876
		8,981,384
Miscellaneous Consumer Services 1.1%
CDI Corp.*	57,500	1,008,550
Integrated Electrical Services, Inc.*	205,000	836,400
Sovran Self Storage, Inc.	65,000	1,890,850
Stewart Enterprises, Inc.	74,600	462,520
		4,198,320
Printing/Publishing 0.5%
Consolidated Graphics, Inc.*	5,500	99,880
John H. Harland Co.	41,100	815,835
Mail-Well, Inc.*	218,300	862,285
		1,778,000
Technology 7.9%
Computer Software 2.6%
Advent Software, Inc.*	13,400	670,268
Factset Research Systems, Inc.	74,500	2,233,510
Hyperion Solutions Corp.*	28,400	543,576
MAPICS, Inc.*	75,000	417,750
Metro Information Services, Inc.*	111,400	888,972
MICROS Systems, Inc.*	12,600	313,488
MTS Systems Corp.	69,100	734,533
NUI Corp.	92,300	2,095,210
Progress Software Corp.*	54,000	923,400
Sykes Enterprises, Inc.*	100,100	1,047,046
		9,867,753
Diverse Electronic Products 0.5%
Cable Design Technologies Corp.*	85,800	1,061,346
DSP Group, Inc.*	13,500	301,185
Esterline Technologies Corp.*	44,500	671,950
		2,034,481
EDP Peripherals 0.3%
Gerber Scientific, Inc.	80,500	796,950
NeoMagic Corp.*	111,600	356,004
		1,152,954
Electronic Components/Distributors 2.0%
Adaptec, Inc.*	121,200	1,664,076
Arrow Electronics, Inc.	10,500	397,320
Audiovox Corp. "A"*	38,500	277,585
Brightpoint, Inc.*	87,600	280,320
CTS Corp.	44,800	672,000
Imation Corp.*	46,200	1,001,616
Interlogix, Inc.*	20,300	517,650
Pioneer-Standard Electronics, Inc.	185,500	2,092,440
Vishay Intertechnology, Inc.*	45,096	828,864
		7,731,871
Office/Plant Automation 1.0%
CACI International, Inc."A"*	32,000	2,367,040
FileNet Corp.*	43,500	727,755
Novell, Inc.*	207,800	885,228
		3,980,023
Precision Instruments 0.6%
ADTRAN, Inc.*	49,800	1,300,278
Analogic Corp.	3,800	140,144
Moog, Inc. "A"*	36,300	750,684
		2,191,106
Semiconductors 0.9%
Actel Corp.*	14,700	279,300
Alliance Semiconductor Corp.*	105,000	1,122,450
Avnet, Inc.	26,013	617,809
Exar Corp.*	26,400	522,720
Pericom Semiconductor Corp.*	67,200	1,018,080
		3,560,359
Transportation 3.2%
Railroads 0.4%
Kansas City Southern Industries, Inc.*	69,700	967,436
Trinity Industries, Inc.	30,100	802,466
		1,769,902
Trucking 2.8%
Arkansas Best Corp.*	40,200	981,684
ArvinMeritor, Inc.	155,300	2,803,165
Roadway Corp.	64,600	1,919,912
USFreightways Corp.	76,800	2,612,736
Yellow Corp.	96,800	2,366,760
		10,684,257
Utilities 5.9%
Electric Utilities 3.3%
Anixter International, Inc.*	61,500	1,769,355
Black Hills Corp.	26,700	821,025
Cleco Corp.	62,400	1,250,496
El Paso Electric Co.*	164,300	2,252,553
Northwestern Corp.	49,000	999,600
Public Service Co. of New Mexico	94,600	2,459,600
UIL Holdings Corp.	13,500	671,625
WPS Resources Corp.	74,400	2,509,512
		12,733,766
Natural Gas Distribution 2.6%
Cascade Natural Gas Corp.	88,000	1,777,600
Energen Corp.	54,700	1,267,946
ONEOK, Inc.	126,000	2,167,200
Peoples Energy Corp.	58,700	2,255,254
South Jersey Industries, Inc.	45,900	1,546,830
Southwest Gas Corp.	36,900	760,140
		9,774,970
Other 0.6%
iShares Russell 2000 Index Fund	23,600	2,161,760
Total Common Stocks (Cost $371,584,329)		382,081,328

	Principal Amount ($)	Value ($)
Cash Equivalents 0.7%
Zurich Scudder Cash Management QP Trust, 2.24%** (Cost $2,624,173)	2,624,173	2,624,173
Total Investment Portfolio - 100.0% (Cost $374,208,502) (a)		384,705,501

* Non-income producing security.
** Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The unaudited rate shown is the annualized seven-day yield at November 30, 2001.
(a) The cost for federal income tax purposes was $374,689,573. At November 30, 2001, net unrealized appreciation for all securities based on tax cost was $10,015,928. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $50,733,118 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $40,717,190.
(b) Securities valued at fair value by management and approved in good faith following procedures approved by the Board of Directors, amounted to $4,810,893 (1.29% of net assets). Their values have been estimated by management in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could have been material. The cost of these securities at November 30, 2001 aggregated $7,775,180. These securities may also have certain restrictions as to resale.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2001
Assets
Investments in securities, at value (cost $374,208,502)	$ 384,705,501
Cash	9,088
Dividends receivable	437,487
Interest receivable	7,190
Receivable for Fund shares sold	421,755
Total assets	385,581,021
Liabilities
Payable for investments purchased	335,800
Payable for Fund shares redeemed	10,867,777
Accrued management fee	231,534
Other accrued expenses and payables	417,729
Total liabilities	11,852,840
Net assets, at value	$ 373,728,181
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on investments	10,496,999
Accumulated net realized gain (loss)	(51,147,378)
Paid-in capital	414,378,560
Net assets, at value	$ 373,728,181

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2001 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($176,701,146 / 8,973,926 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)	$ 19.69
Maximum offering price per share (100 / 94.25 of $19.69)	$ 20.89
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($160,091,296 / 8,551,080 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)
$ 18.72
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($31,837,436 / 1,688,832 shares of capital stock outstanding, $.01 par value, 60,000,000 shares authorized)
$ 18.85
Class I Net Asset Value, offering and redemption price per share ($5,098,303 / 249,303 shares of capital stock outstanding, $.01 par value, 60,000,000 shares authorized)	$ 20.45

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2001
Investment Income
Dividends	$ 5,154,791
Interest	403,021
Total Income	5,557,812
Expenses: Management fee	2,752,778
Administrative fee	967,653
Services to shareholders	927,677
Custodian fees	10,491
Distribution service fees	2,335,193
Auditing	24,918
Legal	18,485
Directors' fees and expenses	15,058
Reports to shareholders	137,124
Registration fees	27,029
Other	33,295
Total expenses, before expense reductions	7,249,701
Expense reductions	(250,779)
Total expenses, after expense reductions	6,998,922
Net investment income (loss)	(1,441,110)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	19,448,671
Net unrealized appreciation (depreciation) during the period on investments	42,340,188
Net gain (loss) on investment transactions	61,788,859
Net increase (decrease) in net assets resulting from operations	$ 60,347,749

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
	Years Ended November 30,
Increase (Decrease) in Net Assets	2001	2000
Operations: Net investment income (loss)	$ (1,441,110)	$ (4,428,991)
Net realized gain (loss) on investment transactions	19,448,671	19,775,174
Net unrealized appreciation (depreciation) on investment transactions during the period	42,340,188	(42,052,439)
Net increase (decrease) in net assets resulting from operations	60,347,749	(26,706,256)
Fund share transactions: Proceeds from shares sold	498,249,078	433,586,236
Cost of shares redeemed	(516,806,210)	(696,747,472)
Net increase (decrease) in net assets from Fund share transactions	(18,557,132)	(263,161,236)
Increase (decrease) in net assets	41,790,617	(289,867,492)
Net assets at beginning of period	331,937,564	621,805,056
Net assets at end of period	$ 373,728,181	$ 331,937,564

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

	2001[a]	2000[a]	1999[a]	1998[a]	1997[b]	1996[c]
Selected Per Share Data
Net asset value, beginning of period	$ 16.49	$ 17.75	$ 17.80	$ 21.83	$ 18.28	$ 14.50
Income (loss) from investment operations: Net investment income (loss)	-[d,e]	(.10)[d]	.04[d]	.06	.05	.14[d]
Net realized and unrealized gain (loss) on investment transactions	3.20	(1.16)	(.09)	(3.39)	3.50	4.14
Total from investment operations	3.20	(1.26)	(.05)	(3.33)	3.55	4.28
Less distributions from: Net investment income	-	-	-	-	-	(.07)
Net realized gains on investment transactions	-	-	-	(.70)	-	(.43)
Total distributions	-	-	-	(.70)	-	(.50)
Net asset value, end of period	$ 19.69	$ 16.49	$ 17.75	$ 17.80	$ 21.83	$ 18.28
Total Return (%)[f]	19.41	(7.10)	(.28)	(15.69)	19.42**	29.60[g]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	177	156	297	490	736	145
Ratio of expenses before expense reductions (%)	1.54	1.67[h]	1.52	1.42	1.32*	1.47
Ratio of expenses after expense reductions (%)	1.49[i]	1.66[h]	1.52	1.42	1.32*	1.31
Ratio of net investment income (loss) (%)	.00	(.58)	.21	.25	.51*	.87
Portfolio turnover rate (%)	73	19	47	50	83*	23

a For the year ended November 30.
b For the eleven months ended November 30.
c For the year ended December 31.
d Based on average shares outstanding during the period.
e Amount is less than $.005.
f Total return does not reflect the effect of sales charges.
g Total return would have been lower had certain expenses not been reduced.
h The ratio of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were 1.62% and 1.61%, respectively.
i The ratio of operating expenses after expense reductions includes a reimbursement by the Advisor associated with the cancellation of the merger between the Fund and Scudder Small Company Value Fund.
* Annualized ** Not annualized

Class B

	2001[a]	2000[a]	1999[a]	1998[a]	1997[b]	1996[c]
Selected Per Share Data
Net asset value, beginning of period	$ 15.80	$ 17.15	$ 17.33	$ 21.46	$ 18.14	$ 14.48
Income (loss) from investment operations: Net investment income (loss)	(.13)[d]	(.24)[d]	(.11)[d]	(.12)	(.04)	.01[d]
Net realized and unrealized gain (loss) on investment transactions	3.05	(1.11)	(.07)	(3.31)	3.36	4.11
Total from investment operations	2.92	(1.35)	(.18)	(3.43)	3.32	4.12
Less distributions from: Net investment income	-	-	-	-	-	(.03)
Net realized gains on investment transactions	-	-	-	(.70)	-	(.43)
Total distributions	-	-	-	(.70)	-	(.46)
Net asset value, end of period	$ 18.72	$ 15.80	$ 17.15	$ 17.33	$ 21.46	$ 18.14
Total Return (%)[e]	18.48	(7.87)	(1.04)	(16.45)	18.30**	28.54[f]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	160	144	262	390	412	99
Ratio of expenses before expense reductions (%)	2.34	2.49[g]	2.36	2.34	2.34*	2.49
Ratio of expenses after expense reductions (%)	2.27[h]	2.48[g]	2.36	2.34	2.34*	2.12
Ratio of net investment income (loss) (%)	(.78)	(1.40)	(.63)	(.67)	(.51)*	.06
Portfolio turnover rate (%)	73	19	47	50	83*	23

a For the year ended November 30.
b For the eleven months ended November 30.
c For the year ended December 31.
d Based on average shares outstanding during the period.
e Total return does not reflect the effect of sales charges.
f Total return would have been lower had certain expenses not been reduced.
g The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were 2.43% and 2.42%, respectively.
h The ratio of operating expenses after expense reductions includes a reimbursement by the Advisor associated with the cancellation of the merger between the Fund and Scudder Small Company Value Fund.
* Annualized ** Not annualized

Class C

	2001[a]	2000[a]	1999[a]	1998[a]	1997[b]	1996[c]
Selected Per Share Data
Net asset value, beginning of period	$ 15.91	$ 17.24	$ 17.39	$ 21.51	$ 18.17	$ 14.48
Income (loss) from investment operations: Net investment income (loss)	(.14)[d]	(.21)[d]	(.09)[d]	(.12)	(.03)	.01[d]
Net realized and unrealized gain (loss) on investment transactions	3.08	(1.12)	(.06)	(3.30)	3.37	4.14
Total from investment operations	2.94	(1.33)	(.15)	(3.42)	3.34	4.15
Less distributions from: Net investment income	-	-	-	-	-	(.03)
Net realized gains on investment transactions	-	-	-	(.70)	-	(.43)
Total distributions	-	-	-	(.70)	-	(.46)
Net asset value, end of period	$ 18.85	$ 15.91	$ 17.24	$ 17.39	$ 21.51	$ 18.17
Total Return (%)[e]	18.48	(7.71)	(.86)	(16.37)	18.38**	28.77[f]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	32	29	57	91	100	20
Ratio of expenses before expense reductions (%)	2.36	2.32[g]	2.25	2.28	2.24*	2.19
Ratio of expenses after expense reductions (%)	2.28[h]	2.31[g]	2.25	2.28	2.24*	2.06
Ratio of net investment income (loss) (%)	(.79)	(1.23)	(.52)	(.61)	(.41)*	.12
Portfolio turnover rate (%)	73	19	47	50	83*	23

a For the year ended November 30.
b For the eleven months ended November 30.
c For the year ended December 31.
d Based on average shares outstanding during the period.
e Total return does not reflect the effect of sales charges.
f Total return would have been lower had certain expenses not been reduced.
g The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were 2.26% and 2.25%, respectively.
h The ratio of operating expenses after expense reductions includes a reimbursement by the Advisor associated with the cancellation of the merger between the Fund and Scudder Small Company Value Fund.
* Annualized ** Not annualized

Class I

	2001[a]	2000[a]	1999[a]	1998[a]	1997[b]	1996[c]
Selected Per Share Data
Net asset value, beginning of period	$ 17.02	$ 18.19	$ 18.13	$ 22.08	$ 18.40	$ 14.52
Income (loss) from investment operations: Net investment income (loss)	.10[d]	.03[d]	.15[d]	.28	.13	.25[d]
Net realized and unrealized gain (loss) on investment transactions	3.33	(1.20)	(.09)	(3.53)	3.55	4.13
Total from investment operations	3.43	(1.17)	.06	(3.25)	3.68	4.38
Less distributions from: Net investment income	-	-	-	-	-	(.07)
Net realized gains on investment transactions	-	-	-	(.70)	-	(.43)
Total distributions	-	-	-	(.70)	-	(.50)
Net asset value, end of period	$ 20.45	$ 17.02	$ 18.19	$ 18.13	$ 22.08	$ 18.40
Total Return (%)	20.15	(6.43)	.33	(15.14)	20.00**	30.28[e]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	3	6	9	15	9
Ratio of expenses before expense reductions (%)	.90	.92[f]	.92	.86	.89*	.84
Ratio of expenses after expense reductions (%)	.88[g]	.91[f]	.92	.86	.89*	.84
Ratio of net investment income (loss) (%)	.62	.18	.81	.81	.94*	1.34
Portfolio turnover rate (%)	73	19	47	50	83*	23

a For the year ended November 30.
b For the eleven months ended November 30.
c For the year ended December 31.
d Based on average shares outstanding during the period.
e Total return would have been lower had certain expenses not been reduced.
f The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were .89% and .88%, respectively.
g The ratio of operating expenses after expense reductions includes a reimbursement by the Advisor associated with the cancellation of the merger between the Fund and Scudder Small Company Value Fund.
* Annualized ** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Small Cap Value Fund (the ``Fund''), formerly Kemper Small Cap Value Fund, is a diversified series of Scudder Value Series, Inc. (the ``Corporation'') which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Zurich Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board of Directors.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2001, the Fund had a net tax basis capital loss carryforward of approximately $50,667,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2007 ($50,667,000), the expiration date.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended November 30, 2001, purchases and sales (excluding short-term investments) of investment securities aggregated $267,368,339 and $272,965,357, respectively.

C. Related Parties

As described in Note G, Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc. ("ZSI" or the "Advisor") initiated a restructuring program for most of its funds. As part of this reorganization the Fund has entered into an Administrative Agreement. The Agreement was effective May 29, 2001. The terms of the newly adopted and pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with ZSI, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $250,000,000 of the Fund's average daily net assets, 0.72% of the next $750,000,000 of such net assets, 0.70% of the next $1,500,000,000 of such net assets, 0.68% of the next $2,500,000,000 of such net assets, 0.65% of the next $2,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.63% of the next $2,500,000,000 of such net assets and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended November 30, 2001, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.74% of the Fund's average daily net assets.

On September 24, 2001, Deutsche Bank and Zurich Financial Services, parent company of ZSI, the investment manager for the Fund, announced that they have signed an agreement in principle under which Deutsche Bank will acquire 100% of ZSI. The agreement in principle does not include ZSI's Threadneedle Investments in the U.K., which will be retained by Zurich Financial Services. On December 4, 2001, a definitive agreement was signed and the transaction is expected to be completed, pending regulatory approval and satisfaction of other conditions, in the first half of 2002.

Administrative Fee. Effective May 29, 2001, the Fund, as approved by the Fund's Board of Directors, adopted an Administrative Agreement (the ``Administrative Agreement'') with ZSI. Under the Administrative Agreement, ZSI provides, or pays others to provide, substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the ``Administrative Fee'') of 0.475%, 0.525%, 0.500% and 0.100% of average daily net assets for Class A, B, C and I shares, respectively, computed and accrued daily and payable monthly.

As of the effective date of the Administrative Agreement, each service provider continues to provide the services that it previously provided to the Fund (i.e., shareholder services, custody, audit and legal), under the current arrangements, except ZSI pays these entities for the provision of their services to the Fund and pays most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund are not borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the period May 29, 2001 (commencement of sales) through November 30, 2001, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at November 30, 2001
Class A	$ 444,937	$ 74,493
Class B	437,962	72,473
Class C	82,113	13,689
Class I	2,641	431
	$ 967,653	$ 161,086

Service Provider Fees. Scudder Investments Service Company ("SISC"), formerly Kemper Service Company, an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund's Class A, B, C and I shares. Prior to May 29, 2001, the amount charged to Class A, B, C and I shares by SISC aggregated $332,903, $320,798, $67,254 and $1,811, respectively.

Effective May 29, 2001, the above fee will be paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), formerly Kemper Distributors, Inc., a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended November 30, 2001, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2001
Class B	$ 1,195,906	$ 100,382
Class C	234,996	20,152
	$ 1,430,902	$ 120,534

Effective May 29, 2001, in accordance with an amended and restated Distribution Service Agreement, SDI also provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. This amended agreement replaced the Administrative Services Agreement and did not result in any increase in fees or expenses to each such class. For the year ended November 30, 2001, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2001
Class A	$ 427,324	$ 33,344
Class B	398,635	31,150
Class C	78,332	6,822
	$ 904,291	$ 71,316

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended November 30, 2001 aggregated $40,782.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended November 30, 2001, the CDSC for Class B and C shares was $401,538 and $4,581, respectively.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor an annual retainer, plus specified amounts for attended board and committee meetings.

Zurich Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Zurich Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by Zurich Scudder Investments, Inc. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay ZSI a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended November 30, 2001 totaled $143,413 and are reflected as interest income on the Statement of Operations.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended November 30, 2001		Year Ended November 30, 2000
	Shares	Amount	Shares	Amount
Shares sold
Class A	23,553,222	$ 451,903,142	21,984,536	$ 390,657,314
Class B	1,679,254	30,781,397	1,640,621	28,004,147
Class C	516,126	9,496,185	608,668	10,474,847
Class I	305,286	6,068,354	73,868	1,363,817
		$ 498,249,078		$ 430,500,125
Shares redeemed
Class A	(24,056,880)	$ (460,408,996)	(29,405,375)	$ (522,710,072)
Class B	(2,228,001)	(40,097,068)	(7,631,289)	(130,687,485)
Class C	(620,154)	(11,250,714)	(2,147,358)	(36,889,400)
Class I	(250,526)	(5,049,432)	(186,270)	(3,374,404)
		$ (516,806,210)		$ (693,661,361)
Net increase (decrease)
Class A	(503,658)	$ (8,505,854)	(7,510,839)	$ (132,052,758)
Class B	(548,747)	(9,315,671)	(5,990,668)	(102,683,338)
Class C	(104,028)	(1,754,529)	(1,538,690)	(26,414,553)
Class I	54,760	1,018,922	(112,402)	(2,010,587)
		$ (18,557,132)		$ (263,161,236)

E. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. For the period from November 1, 2000 through May 28, 2001, the Fund's custodian fees were reduced by $3,391. For the period from May 29, 2001 through November 30, 2001, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $403 for custodian credits earned. Prior to May 29, 2001, transfer agent fees were reduced by $3,720.

Effective May 29, 2001, transfer agent credits are no longer used to reduce Fund expenses.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemptions requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under this agreement.

G. Reorganization

ZSI initiated a program to reorganize and combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Boards of Directors/Trustees and the adoption of an Administrative Fee covering the provision of most of the services paid for by the affected funds. Costs incurred in connection with this restructuring initiative were borne jointly by ZSI and certain of the affected funds. During the year ended November 30, 2001, ZSI reimbursed the Fund for reorganization costs associated with the cancellation of the planned merger between the Fund and Scudder Small Company Value Fund. The reimbursement to the Fund amounted to $95,916, $120,540, $25,743 and $1,066 for Class A, B, C and I, respectively.

Report of Ernst & Young LLP, Independent Auditors

To the Board of Directors and Shareholders of
Scudder Small Cap Value Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder Small Cap Value Fund (the "Fund"), as of November 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Small Cap Value Fund at November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts January 14, 2002	/s/ Ernst & Young LLP

Shareholder Meeting Results (Unaudited)

A Special Meeting of Shareholders (the "Meeting") of Scudder Small Cap Value Fund (the "fund"), a series of Scudder Value Series, Inc., was held on Thursday, May 24, 2001, at the office of Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting, the following matter was voted upon by the shareholders of all series of Scudder Value Series, Inc., voting together (the resulting votes are presented below).

1. To elect Directors to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal:

	Number of Votes:
Directors	For	Withheld
John W. Ballantine	79,355,995	1,031,755
Lewis A. Burnham	79,342,545	1,045,205
Mark S. Casady	79,329,323	1,058,427
Linda C. Coughlin	79,323,433	1,064,317
Donald L. Dunaway	79,363,731	1,024,019
James R. Edgar	79,354,352	1,033,398
William F. Glavin	79,351,723	1,036,027
Robert B. Hoffman	79,354,562	1,033,188
Shirley D. Peterson	79,343,360	1,044,390
Fred B. Renwick	79,306,309	1,081,441
William P. Sommers	79,333,849	1,053,901
John G. Weithers	79,342,257	1,045,493

The following matter was voted upon by the shareholders of Scudder Small Cap Value Fund only.

2. To ratify the selection of Ernst & Young LLP as the independent auditors of the fund for the fund's current fiscal year:

Affirmative	Against	Abstain
10,864,082	78,880	176,161

The Meeting was reconvened on Thursday, June 21, 2001, at which time the following matters were voted upon by the shareholders of each class of Scudder Small Cap Value Fund, as applicable (the resulting votes for each matter are presented below).

Class A

3. To approve a Rule 12b-1 Plan for Class A:

Affirmative	Against	Abstain
5,668,449	127,058	178,471

Class B

3. To approve an Amended and Restated Rule 12b-1 Plan for Class B:

Affirmative	Against	Abstain
5,639,036	122,095	205,423

Class C

3. To approve an Amended and Restated Rule 12b-1 Plan for Class C:

Affirmative	Against	Abstain	Broker Non-Votes**
1,108,803	33,679	45,601	5,054

The Meeting was reconvened on Tuesday, July 3, 2001, at which time the following matter was voted upon by the shareholders of each series of Scudder Value Series, Inc., voting together.

4. To approve Articles of Amendment and Restatement to the Articles of Incorporation of Scudder Value Series, Inc.*

Affirmative	Against	Abstain	Broker Non-Votes**
60,636,030	1,382,972	2,251,203	33,998,377

* This proposal was not approved by shareholders.

** Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Officers and Directors

DIRECTORS
John W. Ballantine
Director
Lewis A. Burnham
Director
Mark S. Casady*
Director and President
Linda C. Coughlin*
Chairperson, Director and
Vice President
Donald L. Dunaway
Director
James R. Edgar
Director
William F. Glavin, Jr.*
Director
Robert B. Hoffman
Director
Shirley D. Peterson
Director
Fred B. Renwick
Director
William P. Sommers
Director
John G. Weithers
Director
OFFICERS
Philip J. Collora*
Vice President and
Assistant Secretary
Kathryn L. Quirk*
Vice President
Thomas F. Sassi*
Vice President
Linda J. Wondrack*
Vice President
John R. Hebble*
Treasurer
Thomas Lally*
Assistant Treasurer
Brenda Lyons*
Assistant Treasurer
John Millette*
Secretary
Caroline Pearson*
Assistant Secretary

* Zurich Scudder Investments, Inc.

Investment Products and Services

Scudder Funds
Core
Scudder Blue Chip Fund
Scudder Focus Value+Growth Fund
Scudder Growth and Income Fund
Scudder Research Fund
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Scudder Target 2011 Fund
Scudder Total Return Fund
Growth
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Focus Growth Fund
Scudder Growth Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Contrarian Fund
Scudder Dividend & Growth Fund
Scudder-Dreman High Return Equity Fund
Scudder Large Company Value Fund
Scudder Small Cap Value Fund
Sector
Scudder-Dreman Financial Services Fund
Scudder Gold Fund
Scudder Health Care Fund
Scudder Technology Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder International Research Fund
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.
Income
Scudder Cash Reserves Fund
Scudder Floating Rate Fund
Scudder High-Yield Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund
Tax-Free Income
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
Scudder Municipal Income Trust

Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Notes

Notes

Notes

Notes

Performance Summary November 30, 2001

Average Annual Total Returns*
	1-Year	3-Year	5-Year	Life of Class**
Scudder Small Cap Value Fund - Class I Shares	20.15%	4.10%	2.95%	8.22%
Russell 2000 Value Index+	18.99%	10.27%	10.60%	12.84%
Russell 2000 Index++	4.82%	6.42%	6.79%	8.97%

Performance is historical and includes reinvestment of dividends and capital gains. Investment return and principal value will fluctuate with changing market conditions, so that when redeemed shares may be worth more or less than their original cost.

Growth of an Assumed $10,000 Investment
-- Scudder Small Cap Value Fund - Class I Shares -- Russell 2000 Value Index+ - - - Russell 2000 Index++ - - - -

Yearly periods ended November 30

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends. The performance in the graph above also includes reinvestment of dividends. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights in the annual report.
** The Class commenced operations on November 1, 1995. Index comparisons begin October 31, 1995.
+ The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
++ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Investment Manager

Zurich Scudder Investments

Principal Underwriter

Scudder Distributors, Inc.

This report is not to be distributed unless preceded or accompanied by a Scudder Small Cap Value Fund prospectus and the 2001 Annual Report for Scudder Small Cap Value Fund.